Exhibit 99.1

 June 20, 2023  Shareholder Appreciation Day

 Forward-Looking Statements and Non-GAAP Measures  Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this earnings release include, but are not limited to, certain statements regarding NJR’s NFEPS guidance for fiscal 2023, including NFEPS guidance by Segment, fiscal 2024 long term growth range, long term annual growth projections and targets, projections of dividend and financing activities, forecasted contribution of business segments to NJR’s NFE for fiscal 2023, NJR’s capital plan, customer growth at NJNG, future NJR and NJNG capital expenditures, potential CEV capital projects, announced charitable endowment, project pipeline through Fiscal 2027, total expected shareholder return projections, CEV revenue and service projections, Asset Management Agreements, emissions reduction strategies and clean energy goals, including New Jersey’s Clean Energy Policy Landscape, the SAVEGREEN program, Decarbonization efforts, including the Howell Green Hydrogen Project, our Storage and Transportation segment, environmental social and governance efforts, the Inflation Reduction Act and its application, rising interest rates, and other legal and regulatory expectations.  Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the SEC, including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http://www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.  Non-GAAP Measures  Non-GAAP Measures  This presentation includes the non-GAAP financial measures NFE/net financial loss, NFE per basic share, financial margin, utility gross margin, adjusted funds from operations and adjusted debt. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below. As an indicator of NJR’s operating performance, these measures should not be considered an alternative to, or more meaningful than, net income or operating revenues as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC Regulation G.  NFE and financial margin exclude unrealized gains or losses on derivative instruments related to NJR’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services and certain transactions related to NJR's investments in the PennEast Project, net of applicable tax adjustments as described below. Financial margin also differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization as well as the effects of derivatives as discussed above. Volatility associated with the change in value of these financial instruments and physical commodity reported on the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJR Energy Services Company.  NJNG’s utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expense. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization. Utility gross margin may also not be comparable to the definition of gross margin used by others in the natural gas distribution business and other industries. Management believes that utility gross margin provides a meaningful basis for evaluating utility operations since natural gas costs, sales tax and regulatory rider expenses are included in operating revenues and passed through to customers and, therefore, have no effect on utility gross margin.   Management uses NFE/net financial loss, utility gross margin, financial margin, adjusted funds from operations and adjusted debt, as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance. Management believes these non-GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing NFE guidance, management is aware that there could be differences between reported GAAP earnings and NFE/net financial loss due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. In addition, in making forecasts relating to S&T’s Adjusted EBITDA and adjusted funds from operations and adjusted debt, management is aware that there could be differences between reported GAAP earnings, cash flows from operations and total long-term and short-term debt due to matters such as, but not limited to, the unpredictability and variability of future earnings, working capital and cash positions. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported GAAP measures and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for such forecasts without unreasonable efforts. NFE/net financial loss, utility gross margin and financial margin are discussed more fully in Item 7 of our Report on Form 10-K and, we have provided presentations of the most directly comparable GAAP financial measure and a reconciliation of our non-GAAP financial measures, NFE/net financial loss, utility gross margin, financial margin, adjusted funds from operations and adjusted debt, to the most directly comparable GAAP financial measures, in the appendix to this presentation. This information has been provided pursuant to the requirements of SEC Regulation G.

 3  1  Business Overview  NJR’s Clean Energy StrategySteve Westhoven | President and CEO  2  New Jersey Natural Gas:   Building for the Utility of the FuturePatrick Migliaccio | COO  3  Driving Growth And Adaptability   Through Diversification  Amy Cradic | COO  4  Planning for Growth  Roberto Bel | CFO  Conclusion and Q&A  Agenda

 Steve Westhoven  President and CEO  New Jersey Resources

 2023 NJR Innovation Award Winner – Chris Chen  Awarded to Individuals Fostering a Culture Built Around Innovation   Christopher Chen  Manager NJNG Business Development

 The Shareholder Appreciation Day  An Opportunity to Say “Thank You”  What Led Us Here Today  1982 - 2019  2020  2023  NJR Welcomed Shareholders Regularly to its Annual Meeting Each January  COVID-19  Restrictions Led to a Shift to Virtual Annual Meetings   While Efficient, the Virtual Format Left a Void for Both our Shareholders and Management   This Shareholder Day is an Opportunity to Meet with our   Loyal Shareholders in a Format that is Informative and Direct

 NJR: Share Price*  NYSE:NJR  $47.49  Stock Price  97.0M  Shares Outstanding  $4.6B  Market Capitalization  * Share Price and Market Capitalization at 6/16/2023  October 2022  November 2022  December 2022  January 2023  March 2023  February 2023  April  2023  May  2023  June  2023

 NJR: Business Portfolio  Natural Gas and Renewable Fuel Distribution; Solar Investments, Wholesale Energy Markets; Storage & Transportation Infrastructure; Retail Operations  Operates and maintains approximately 7,700 miles of Natural Gas transportation and distribution infrastructure serving over 575,000 customers in New Jersey  New Jersey Natural Gas  (NJNG)  Clean Energy Ventures  (CEV)  Storage and Transportation  (S&T)  Energy Services  (ES)  NJR  Home Services  (NJRHS)  CEV develops, invests in, owns and operates energy projects that generate clean power, provide low carbon energy solutions and help our customers save energy and money in a sustainable way  Invests in, owns and operates midstream assets including natural gas pipeline and storage facilities. Our companies provide transportation and storage services to a broad range of customers in the natural gas market  Provides unregulated, wholesale natural gas to consumers across the Gulf Coast, Eastern Seaboard, Southwest, Mid-continent and Canada. In addition to energy supply, NJRES provides a full-range of customized energy management services   NJR Home Services offers customers home comfort solutions, including equipment sales and installations; solar lease and purchase plans; and a service contract product line, including heating, cooling, water heating, electric and standby generator contracts  Demonstrated leadership as a premier energy infrastructure and sustainability-focused company

 NJR: Major Accomplishments Over the Past 5 Years  Increased Stability Driven by a Strategy Building Predictable, Fee Based Revenues  NJR 5 Years Ago ~ 2018  New Jersey Natural Gas  (NJNG)  Southern Reliability Link (SRL) under Construction  Clean Energy Ventures  (CEV)  193 MW in Service  All Projects in NJ  Storage and Transportation  (S&T)  Seeking Attractive Investment Opportunities  Energy Services  (ES)  Opportunity for Additional  Earnings Due to Market Volatility;  Undervalued by Market  NJR Today  SRL and Other Major Infrastructure Investments Completed  440 MW in Service;  Expansion to 4 States (NJ/NY/RI/CT)  Adelphia Pipeline Fully in Service;  Acquired Leaf River Energy Center   in 2019  Entered into Asset Management Agreements for $500 Million,   Greatly Improving Earnings Visibility While Retaining Upside Opportunity

 Our Clean Energy Strategy  Utilizing Best-in-Class Distribution  NJR at Present  NJR in the Future  Owner of Modern Infrastructure  Positioned to Reliably Serve Customers  Integrating Renewable Fuels  Natural gas plays a vital role in supplying reliable energy  Secure renewable   opportunities  Leverage renewable   infrastructure knowledge  Market Trends  Natural gas demand continues to steadily increase and displace coal  RNG and green hydrogen advance as viable   low carbon fuels  Public policy and ESG initiatives expected to accelerate decarbonization efforts

 Decarbonization: Leading the Way  Set an ambitious goal to achieve net-zero operational emissions in New Jersey by 2030  2050   Net-Zero NJ  Operations  by  Embrace innovations across technologies and fuel types to advance decarbonization  Reduce greenhouse gas emissions from operated assets and suppliers  Expand energy efficiency, conservation and environmental opportunities  Safely and reliably meet our customers’ energy needs

 Shaping the Clean Energy Future: Federal Support  Public policy will play a critical role in shaping the energy future  Focused on reducing emissions, addressing climate change and encouraging clean energy solutions   NJR will play an important role in   achieving a clean energy future   Legislation like the IRA will help to accelerate   investment in innovation and new technologies   to achieve the state’s climate goals  The Inflation Reduction Act aligns with NJR’s “all of the above”   approach to energy transition  Promotes investment and innovation across clean energy technologies that can help reach 2050 climate goals in the fastest, most affordable and most reliable way possible

 Aligned with New Jersey’s Clean Energy Policy Landscape   NJR Environmental Initiatives  Maximize energy efficiency and conservation   SAVEGREEN  Accelerate the use of renewable energy  CEV expansion  Decarbonize New Jersey’s energy system  H2 & RNG  2019  The Energy Master Plan (EMP) established priorities for the use, management and development of energy in New Jersey  2023  EO 317 engages with stakeholders to develop plans that reduce emissions from the natural gas sector to levels that are consistent with achieving the State’s 50 percent reduction in greenhouse gas emissions

 14  NJNG: Building the Utility of the Future  Patrick Migliaccio  SVP and Chief Operating Officer

 New Jersey Natural Gas   Largest stand-alone natural gas utility in New Jersey  Keeps customers’ homes warm and businesses running throughout Monmouth, Ocean, Morris, Middlesex, Burlington, and Sussex counties   Over 7,700 miles of distribution and transmission pipeline  Net property, plant and equipment of more than $3 billion  Represents NJR’s largest business unit  New Jersey Natural Gas (NJNG)  Safety  Innovation  Energy  Efficiency  Reliability

 Population1  thousands  NJNG: Attractive Service Territory with a Growing Customer Base  Customer Base Advantageously Located between New York and Philadelphia  Sources: US Census Bureau for 2000, 2010 and 2020 actuals. N.J. Department of Labor for 2029 projections.  1,600  1,700  1,790  1,835  Middlesex  Morris  Parsippany  Monmouth  Asbury Park  Ocean  Toms River  Sussex  NJNG Customers (in thousands)

 Investing in Safety  Invested over $2.3 billion in our distribution system over the last decade   Helps enhance safety and reliability and drive lower greenhouse gas emissions  Safety  First natural gas utility in the state to eliminate cast iron and unprotected bare steel   100% of our distribution system is high-integrity plastic or protected steel   Infrastructure Investment Program (IIP)   Approved by the New Jersey Board of Public Utilities in November 2020   Five-year, $150 million program to strengthen natural gas infrastructure

 Most Environmentally Sound Natural Gas Delivery System in New Jersey1  As measured by leaks per mile  $2.3 Billion   Invested in natural gas delivery system infrastructure in last decade  1st  NJ natural gas utility to completely remove 100% of all unprotected steel and cast iron from its system in December 2022  Continuous Improvement on Pending Leaks  Lowest number of leaks-per-mile of any natural gas utility in the state  Reliability

SAVEGREEN Provides Energy Efficiency and Earns a Return for NJNG

Energy Efficiency

One of the most successful residential energy-efficiency programs in N.J.

Conducts home energy audits and provides various grants, incentives and financing alternatives designed to encourage installation of high-efficiency heating and cooling equipment

- ~80,000 customers reduced usage and saved money
- More than $545 million generated in economic activity

THE SAVEGREEN PROJECT®

SAVEGREEN 2020

During the current three-year SAVEGREEN program, NJNG expects to invest up to $259 million in energy efficiency alongside our customers, with projected usage reduction of up to 125 million therms of natural gas. This reduction equates to preventing the emissions of over 663,102 metric tons of CO2, the equivalent of taking 142,886 cars off the road for a year.

- **Residential:** Rebates and incentives for qualifying equipment replacement and comprehensive home energy measures and On-Bill Repayment Programs
- **Multi-family:** Assessments; installation of energy savings measures; equipment replacement; custom retrofits
- **Commercial & Industrial:** Energy-efficient equipment, whole-building energy improvements, retro-commissioning and energy management efforts
- **Expanded Incentives:** For low-to-moderate income customers



NJNG's The SAVEGREEN Project® is an ENERGY STAR® 2023 Partner of the Year!

New Jersey Resources
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Decarbonizing Our Fuel Stream

Innovation

Howell Green Hydrogen Project

- Placed in service in first quarter of fiscal 2022
- First green hydrogen project on the east coast used to heat customers' homes and businesses
- Located at NJNG's Howell LNG facility
- Successfully blending green hydrogen into our distribution system
- Expected to offset ~180 tons of CO_2 per year
- Evaluating renewable natural gas and other green hydrogen opportunities



H_2

Renewable Electricity

Power Electrolysis Creates Renewable Hydrogen Gas

Blended into our Distribution Pipeline and Delivered to Customers



HYDROGEN

New Jersey Resources

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 21  Amy Cradic  SVP and Chief Operating Officer  Driving Growth And Adaptability Through Diversification

 NJR: A Diversified Energy Infrastructure Company  Solar Investments, Wholesale Energy Markets; Storage & Transportation Infrastructure; Retail Operations  Clean Energy Ventures  (CEV)  Develops, invests in, owns and operates energy projects that generate clean power, provide low carbon energy solutions and help our customers save energy and money in a sustainable way  Storage and Transportation  (S&T)  Invests in, owns and operates midstream assets including natural gas pipeline and storage facilities. Our companies provide transportation and storage services to a broad range of customers in the natural gas market  Energy Services  (ES)  Provides unregulated, wholesale natural gas to consumers across the Gulf Coast, Eastern Seaboard, Southwest, Mid-continent and Canada. In addition to energy supply, NJRES provides a full-range of customized energy management services   New Jersey Resources Home Services  (NJRHS)  Offers customers home comfort solutions, including equipment sales and installations; solar lease and purchase plans; and a service contract product line.  Diversified business model enables NJR to adapt to challenges in ways   that benefit our customers and investors  Leverages Core Expertise   of Utility  Aligned with   Clean Energy Strategy  Delivers Predictable   “Utility Like” Returns  NJR’s Non-utility Businesses ~ $2.4 Billion in Assets1  As of March 31, 2023

 Clean Energy Ventures (CEV): A Leader in the Solar Marketplace  Over $1.2 billion invested in the solar marketplace to date   A total of 65 commercial projects in service   Over 9,500 residential solar customers in NJ’s 21 counties  More than 440 megawatts of installed capacity

 CEV: Milestone Projects  25.6-MW solar project, located in Mount Olive, New Jersey, transforms the former Combe Fill North Landfill Superfund site, into an income-generating, clean energy producing asset. The Mount Olive Solar field will provide clean power for over 4,000 homes.  Largest Floating Solar Array in the U.S.  Largest Landfill Site in the State of New Jersey  8.9MW floating solar system in Milburn, New Jersey (Essex County), the largest in the United States

 CEV: Growing Capacity with a Robust Pipeline  CEV owns and operates solar projects in New Jersey, Rhode Island, New York and Connecticut with approximately 440MW of capacity  Total  ~1.2 GW  MWs  Pipeline of ~740MW including projects under construction, contract, or exclusivity  ~440MW of projects in-service  ~56% of pipeline located in NJ  ~44% located outside of NJ  New In-Service since FYE 2022  ~53MW

 Storage and Transportation (S&T): Overview  Stable Contribution from Leaf River (storage), Steckman Ridge (storage), and Adelphia Gateway (transportation)  32.2 mmdth high deliverability salt cavern storage facility in southeastern Mississippi  Acquired October 2019  100% owner & operator  Serving Gulf Coast/Southeast the fastest growing natural gas market in North America with a growing reliance on regional supply imports  12.6 mmdth reservoir storage facility in southern PA.  Placed in service April 2009  50% ownership interest  Serving the Northeast Region with a high dependence on storage and increasingly constrained pipeline capacity  Portfolio of assets with   “utility-like” stable   net financial earnings contribution   0.9 mmdth/d interstate pipeline from NE PA to greater Philadelphia area  Acquired January 2020 / Placed in-service September 2022  100% owner & operator  Serving the Northeast region, where the current pipeline grid is constrained

 S&T: Adelphia Gateway  Placed Fully into Service in September 2022  0.9 mmdth/d interstate pipeline from NE PA to greater Philadelphia area  Acquired January 2020 / Placed in service September 2022  100% owner & operator  Serving the Northeast region, where the current pipeline grid is constrained

 Energy Services: Overview  Managing a Diversified Portfolio of Physical Natural Gas Transportation and Storage Assets to Serve Customers Across North America;  Secured Fee-based Revenue through Asset Management Agreements   Asset Management Agreements  De-risked Energy Services business by securing 10 years of contracted cash payments with minimal counterparty credit risk  Long Option Strategy  Proven track record of success over 27 years of existence leveraging natural gas market volatility to drive value  Minimal long-term capital commitments and significant cash generation during outperformance years has significantly reduced NJR equity needs  Successfully delivered energy to customers during Winter Storm Elliott  Exceptional performance with no supply interruptions at NJNG and S&T  Significant uptick in natural gas price volatility throughout the event allowed the Energy Services team to generate additional value from our physical assets  Winter Storm Elliott

 Home Services: Meeting Customers Home Comfort Needs  ¹ Rating determined by Shopper Approved. See njrhomeservices.com for more information.  Spun out from NJNG in 2000  Provides home comfort solutions, including:  Residential service contracts for heating, cooling, water heating, electrical and standby generators   Equipment sales and installations, solar lease and purchase plans, plumbing and electrical services and repairs and indoor air quality products  Service territory includes Monmouth, Ocean, Middlesex, Morris, Sussex, Warren and Hunterdon counties   Last year alone, completed nearly 80,000 service requests and over 3,800 HVAC, plumbing and generator installations  Recognized as a Ruud National Pro Partner for the seventh consecutive year.   Five-star customer satisfaction rating1

 Strategic Path  Diversified business model enhances our ability to adapt to challenges in ways that benefit our customers and investors  Our Company is Strong and Well Positioned for Growth   Invest in the Clean Energy Future     NJR’s long-term value focused on delivery of clean energy  Leverage NJNG’s infrastructure to advance decarbonization  Invest in and adopt emerging technologies  Grow Our Core Businesses      NJNG and CEV are NJR’s core growth drivers  NJNG and CEV to make up the largest parts of NJR’s total business mix   Achieve More Predictable and Stable Earnings     S&T and Energy Services focused on stable fee-based revenue  Prioritizing tax equity financing for solar projects

 31  Planning for Growth  Roberto Bel  SVP and Chief Financial Officer

 Long Term Growth Rates: How does NJR Compare?  Growth Rates: At the Top End of Our Peer Group  0-0%  Nothing Defined  4-6%  5-7%  6-8%  7-9%

 Fiscal 2023 NFEPS Guidance of $2.62 to $2.721  Net Financial Earnings per Share   7-9% LONG-TERM ANNUAL GROWTH1  Guidance Raised by $0.20 in Q1 FY2023; Represents 8.1% Increase from Midpoint of FY 2023 Initial Guidance Range   FY2024 EXPECTED TO BE AT OR ABOVE THE TOP END OF THE LONG-TERM ANNUAL GROWTH RANGE DUE TO IMPACT OF THE AMA  15.3% NFEPS CAGR THROUGH FY2023E  YTD 2023  NFEPS  $2.30  NFEPS guidance was re-affirmed on May 4, 2023 and is not being updated at this time.  NFEPS long-term annual growth projections are based on the midpoint of the $2.20 - $2.30 initial guidance range for fiscal 2022, provided on February 1, 2021

 NJR: Capital Plan1   Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations  $529  $712  $622  $520 - $658  $542 - $728  ($ in Millions)  Capital plan supports long-term NFEPS growth targets of 7 – 9%

 Well Positioned in a Rising Interest Rate Environment  ($ in Millions)  Term debt only (excludes short-term debt of$187.7 million, capital leases of $35 million and solar financing obligations of $185 million). Group by fiscal years.  Impact of high interest rate environment included in FY2023 and long-term NFEPS guidance  Interest rate impact mitigated by predominately fixed-rate debt   Manageable debt repayment schedule with no significant maturity towers in any particular year  Substantial liquidity at both NJNG and NJR - $900M of credit facilities available through FY2027  Term Debt Maturity Schedule   as of March 31, 2023  We are Factoring in Higher Interest Rates and   Intend to Fund our Growth through Debt with No Need for Block Equity

 Conclusion  Steve Westhoven  President &   Chief Executive Officer  36  36

 Factors Contributing to Share Performance  Performance   and Execution  Financial Position  External   Factors  NJNG’s 2021 successful rate case  S&T placed Adelphia fully into service  ES AMA contribution   All business units contributed favorably to FY 2022 and 1H 2023 performance  NJR balance sheet well positioned in a rising interest rate environment  Utilities generally seen as “Recession Resilient”  NJR providing consistent and clear growth rate projections

 How NJR Compares to Peers  UTIL Index  NJR  ~23%  NJR Peer Group  ~4%  September 2022  October 2022  November 2022  December 2022  January 2023  March 2023  February 2023  April  2023  Stock Price Appreciation  September 30, 2022 to June 16, 2023  May  2023  June  2023

 NJR Dividend Growth: Committed to Building Shareholder Value  Strong Track Record of Dividend Growth  $1.56  FY 2023 Dividend   (up 7.6%)  Dividends per Share  7.3% DPS CAGR

 Expect 7% - 9%  NFEPS Growth   Annualized dividend yield   of ~3.3%1  Dividend growth in line with long-term NFEPS growth expectations  Net Zero by 2050 goal for New Jersey operations  NJR: Total Expected Shareholder Return  The Clean Energy Future Starts at NJR  Solid Long Term Growth Outlook  NJR is a Premier Energy Infrastructure Company  Delivering Value to Shareholders Through Growth and Income   Growing Dividend  Based on dividend per share of $1.56 and closing share price of $47.49 on June 16, 2023  TOTAL EXPECTED SHAREHOLDER RETURN: ~10 - 12%

 Questions?  41

 Thank You!  42

Shareholder and Contact Information

Stock Transfer Agent and Registrar

The Transfer Agent and Registrar for the company's common stock is Broadridge Corporate Issuer Solutions, Inc. (Broadridge).

Shareowners with questions about account activity should contact Broadridge investor relations representatives between 9 a.m. and 6 p.m. ET, Monday through Friday, by calling toll-free 800-817-3955.

General written inquiries and address changes may be sent to:
Broadridge Corporate Issuer Solutions
P.O. Box 1342, Brentwood, NY 11717

or

For certified and overnight delivery:
Broadridge Corporate Issuer Solutions, ATTN: IWS
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Shareowners can view their account information online at shareholder.broadridge.com/NJR.

Last Four Dividends Paid (Quarterly Frequency)

Ex-Dividend Date	Record Date	Payable Date	Amount per share
3/14/2023	3/15/2023	4/3/2023	$0.39
12/13/2022	12/14/2022	1/3/2023	$0.39
9/23/2022	9/26/2022	10/3/2022	$0.39[1]
6/14/2022	6/15/2022	7/1/2022	$0.3625

Corporate Headquarters

1415 Wyckoff Road
Wall, NJ 07719
(732) 938-1000
www.njresources.com

Contact Information

Adam Prior – Director, Investor Relations
732-938-1145
aprior@njresources.com

Online Information

Website: www.njresources.com

Investor Relations: LINK

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New Jersey Resources

1) 7.6 percent increase in the quarterly dividend rate to $0.39 per share from $0.3625 per share

43